UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

(Amendment No.1)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[_] Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
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CHINA NUTRIFRUIT GROUP LIMITED
(Name of Registrant as Specified In Its Charter)

____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

This Definitive Proxy Statement on Schedule 14A (“Amendment No. 1”) is being filed as Amendment No. 1 to our Definitive Proxy Statement on Schedule 14A (“Schedule 14A”), which was originally filed with the Securities and Exchange Commission on February 23, 2012. We are filing this Amendment No. 1 to change the record date for the determination of stockholders who are entitled to notice of and to vote at the meeting from February 14, 2012 to March 8, 2012. We are also changing the mailing date from February 29, 2012 to March 9, 2012. For the convenience of the reader, this Amendment No. 1 sets forth the entire Schedule 14A and only amends and restates the information described above.

CHINA NUTRIFRUIT GROUP LIMITED

No. 12 XinFa Street,
Industrial Zone 3, Daqing Hi-Tech Industrial Development Zone
Daqing, Heilongjiang 163316
People’s Republic of China

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

March 29, 2012

Dear Stockholder:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of China Nutrifruit Group Limited, a Nevada corporation (the “Company”), will be held on Thursday, March 29, 2012, at 9:00 a.m., local time, at the offices of the Company located at No. 12 XinFa Street, Industrial Zone 3, Daqing Hi-Tech Industrial Development Zone, Daqing, Heilongjiang 163316, People’s Republic of China for the following purposes:

1.

To elect four persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To ratify the selection by the Audit Committee of HLB Hodgson Impey Cheng as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2012; and

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Only shareholders of record of our common stock or Series A Convertible Preferred Stock at the close of business on March 8, 2012, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice. Our 2011 Annual Report accompanies this Notice, but it is not deemed to be part of the Proxy Statement.

Your vote is important. Whether or not you plan to attend the meeting, I hope that you will vote as soon as possible. You may vote your shares by either completing, signing and returning the accompanying proxy card or casting your vote via a toll-free telephone number or over the Internet.

Sincerely,

/s/Colman Cheng
Colman Cheng
Corporate Secretary

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON MARCH 29, 2012

This Notice and Proxy Statement and our 2011 Annual Report are available online at the website located on your proxy card.

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TABLE OF CONTENTS

ABOUT THE MEETING AND VOTING	1
EXECUTIVE OFFICER	3
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	4
PROPOSAL 1 - ELECTION OF DIRECTORS	5
CORPORATE GOVERNANCE	7
EXECUTIVE COMPENSATION	10
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	11
TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS	12
PROPOSAL 2 – RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS	14
STOCKHOLDER PROPOSALS FOR THE 2012 ANNUAL MEETING	15
ANNUAL REPORT ON FORM 10-K	15
REPORT OF THE AUDIT COMMITTEE	15
OTHER MATTERS	16

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CHINA NUTRIFRUIT GROUP LIMITED

No. 12 XinFa Street,
Industrial Zone 3, Daqing Hi-Tech Industrial Development Zone
Daqing, Heilongjiang 163316
People’s Republic of China

__________

PROXY STATEMENT
__________

The Board of Directors of China Nutrifruit Group Limited, a Nevada corporation (the “Company” or “we”) is furnishing this Proxy Statement and the accompanying proxy to you to solicit your proxy for the 2011 Annual Meeting of Stockholders (the “Meeting”). The Meeting will be held on Thursday, March 29, 2012, at 9:00 a.m., local time, at the offices of the Company located at No. 12 XinFa Street, Industrial Zone 3, Daqing Hi-Tech Industrial Development Zone, Daqing, Heilongjiang 163316, People’s Republic of China.

The approximate date on which the Proxy Statement and proxy card are intended to be sent or given to stockholders is March 9, 2012.

The purposes of the Meeting are to seek stockholder approval of two proposals: (i) electing four directors to the Board and (ii) ratifying the appointment of the Company’s accountants for fiscal year 2012.

ABOUT THE MEETING AND VOTING

Who May Vote

Only holders of record of our common stock, $0.001 par value (the “Common Stock”) and holders of record of our Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”) as of the close of business on March 8, 2012 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment or postponement thereof. Holders of our Series A Preferred Stock will vote on an as converted basis together with holders of our Common Stock as a single class in connection with each of the proposals in this proxy statement. As of the Record Date, 36,915,762shares of our Common Stock and 330,860 shares of our Series A Preferred Stock were issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on all matters to be voted upon at the Meeting and each share of Series A Preferred Stock is entitled to 10 votes on all matters to be voted upon at the Meeting.

A list of stockholders entitled to vote at the Meeting will be available at the Meeting, and will also be available for ten days prior to the Meeting, during office hours, at the executive offices of the Company at No. 12 XinFa Street, Industrial Zone 3, Daqing Hi-Tech Industrial Development Zone, Daqing, Heilongjiang 163316, People’s Republic of China.

The presence at the Meeting of holders of a majority of our shares outstanding (counting our Series A Preferred Stock on an as converted basis) as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to one or more proposals, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Voting

Whether you hold shares directly as a registered stockholder of record or beneficially in street name, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held beneficially in street name, by submitting voting instructions to your stockbroker, trustee or nominee. In most cases, you will be able to do this by using the Internet or telephone or by mail. If you attend the meeting and prefer to vote at that time, you may do so.

By Internet – If you have Internet access, you may submit your proxy via the Internet by following the instructions provided on your proxy card or voting instruction card.

By Telephone or Mail – You may submit your proxy by telephone by following the instructions provided on your proxy card or voting instruction card. Voting by telephone is not available to persons outside of the United States.

The shares represented by any proxy duly given will be voted at the Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees for directors set forth herein and FOR ratification of HLB Hodgson Impey Cheng as the Company’s independent registered public accounting firm. In addition, if other matters come before the Meeting, the persons named in the accompanying proxy card will vote in accordance with their best judgment with respect to such matters.

Under Proposal 1 (Election of Directors), the four candidates for election as directors at the Meeting are uncontested. In uncontested elections, directors are elected by a plurality of the votes cast at the meeting. Proposal 2 (Ratification of Independent Auditors) requires the vote of a majority of the shares present in person or by proxy and voting at the Meeting.

Abstentions and broker non-votes will not be counted as votes in favor of a matter being voted on, and will also not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on matters (such as the election of directors and the ratification of the selection of the independent registered public accounting firm) that require the affirmative vote of a plurality or a majority of the votes cast.

The persons named as attorneys-in-fact in the proxies, Changjun Yu and Colman Cheng were selected by the Board of Directors and are executive officers of the Company. All properly executed proxies returned in time to be counted at the Meeting will be voted by such persons at the Meeting.

Aside from the matters described in this proxy statement, the Board of Directors knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

Revoking Your Proxy

Even if you execute a proxy, you retain the right to revoke it and to change your vote by notifying us at any time before your proxy is voted. Mere attendance at the meeting will not revoke a proxy. Such revocation may be effected by calling the toll-free telephone number identified in the Notice, or by accessing the Internet website specified in the Notice, or in writing by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Secretary at the address of our principal office set forth in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, or by attending and voting in person at the Meeting. Unless revoked, the shares represented by timely received proxies will be voted in accordance with the directions given therein.

If the Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the previously convened Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous Meeting.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company, who will receive no extra compensation therefore, may solicit proxies personally or by telephone. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

The SEC has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to you. Under this process, certain stockholders of record who do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials and any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Any stockholders who object to or wish to begin householding may contact Colman Cheng, our Corporate Secretary, orally by telephoning (86) 459-8972870 or in writing at China Nutrifruit Group Limited, No. 12 XinFa Street, Industrial Zone 3, Daqing Hi-Tech Industrial Development Zone, Daqing, Heilongjiang 163316, People’s Republic of China. We will send an individual copy of the proxy statement to any stockholder who revokes their consent to householding within 30 days of our receipt of such revocation.

Interest of Officers and Directors in Matters to Be Acted Upon

Management and directors of the Company have an interest in matters that will be acted upon at the Annual Meeting to the extent that they are named as nominees for election to the Board.

EXECUTIVE OFFICERS

Set forth below are the names of the Company’s current officers and significant employees, their ages, all positions and offices that they hold with the Company, the period during which they have served as such, and their business experience during at least the last five years.

NAME	AGE	POSITION	TERM AS OFFICER
			OF COMPANY
Changjun Yu	39	Chairman, Chief Executive Officer and President	August 14, 2008 - present
Colman Cheng	43	Chief Financial Officer, Treasurer and Secretary	August 14, 2008 - present
Aijun Wang	46	Vice President of Sales	October 19, 2010 – present

Changjun Yu. Mr. Yu is the founder of our operating subsidiary Daqing Longheda Food Company Limited (“Longheda”) and has served as the chairman of the Company’s Board of Directors since the completion of the reverse acquisition of Fezdale Investments Limited (“Fezdale”) on August 14, 2008. On July 3, 2010, Mr. Yu was named the Company’s chief executive officer and president. Mr. Yu has been the chairman of Longheda since its formation in 2004. From 2001 to 2003, Mr. Yu was the vice president of sales of Haerbin Shengjinlai Economic and Technology Development Co. Ltd. From 1997 to 2000, He served as the vice president of production and then vice president of sales of Shandong Qingzhou Dajinxing Aviation Beverage Co. Ltd. Mr. Yu has not held any other public company directorship during the past five years.

Sing Kau (Colman) Cheng. Mr. Cheng has been the Company’s Chief Financial Officer, Treasurer and Secretary since the completion of the reverse acquisition of Fezdale on August 14, 2008 and the Chief Financial Officer of Longheda since August 2007. From August 2006 to June 2007, he served as an investment manager of KAB Asia Limited. From October 2004 to August 2006, he was a financial controller and company secretary of A&K Education Software Holdings Limited, a GEM listed company in Hong Kong. From February 2003 to October 2004, he was a senior auditor of CCIF CPA Limited. Mr. Cheng received a bachelor’s degree in Accounting from Edith Cowan University in Australia and is an associate member of both the Hong Kong Institute of Certified Public Accountants and CPA Australia. Mr. Cheng has not held any other public company directorship during the past five years.

Aijun Wang. Mr. Wang has been the Company’s Vice President of Sales since October 19, 2010. Before joining the Company, he served as general manager of sales at Mu Danjiang Jianxin Cement Limited from August 2008 to June 2010 where he was responsible for sales and marketing activities. Mr. Wang also worked at Mu Danjiang Cement Lime Mining for approximately 20 years, most recently as mine manager, responsible for operations. He holds a bachelor’s degree in economics and management from the Chinese Central Communist Party University.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires directors, executive officers and stockholders who own more than ten percent of the outstanding Common Stock of the Company to file with the SEC reports of ownership and changes in ownership of voting securities of the Company and to furnish copies of such reports to us. Based solely on our review of copies of such reports filed with the SEC by and written representations of our directors and executive offers, the following individuals were late in filing one or more Section 16(a) forms during fiscal year ended March 31, 2011: (i) a late Form 3 report filed by Ng Kwan Mo on April 28, 2010; (ii) a late Form 4 report filed by Ng Kwan Mo on April 28, 2010 to report the sale of 1,158,000 shares of common stock; (iii) a late Form 3 report filed by Bestsucceed Ltd. on April 28, 2010; (iv) a late Form 4 report filed by Bestsucceed Ltd. on April 28, 2010 to report the sale of 1,158,000 shares of common stock; and (v) a late Form 3 report filed by Zhang Jizeng on July 16, 2010.

PROPOSAL 1
ELECTION OF DIRECTORS

The Board of Directors is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board keep themselves informed of the Company’s business by participating in Board and Committee meetings, by reviewing analyses and reports, and through discussions with the Chairman and other officers. See “Governance and Nominating Committee” below for a discussion of the process for selecting directors.

There are currently four directors serving on the Board. At the Meeting, four directors will be elected. The individuals who have been nominated for election to the Board at the Meeting are listed in the table below. Each of the nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for director at the time of the Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a Director.

The four nominees for election as directors are uncontested. In uncontested elections, directors are elected by plurality of the votes cast at the meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below, unless the proxy card is marked otherwise.

The Board of Directors recommends a vote FOR the election of the nominees listed below.

NOMINEES

The names, the positions with the Company and the ages as of the Record Date of the individuals who are our nominees for election as directors are:

		Position with the	Term as Director of
Name	Age	Company	Company
Changjun Yu	39	Chairman, Chief Executive Officer and President	August 14, 2008 - present
Jingfu Li	68	Director	June 11, 2009 - present
Chun Wai Chan	39	Director	June 11, 2009 - present
Jizeng Zhang	63	Director	July 3, 2010 - present

Director Qualifications

Directors are responsible for overseeing the Company’s business consistent with their fiduciary duty to shareholders. This significant responsibility requires highly-skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements for service on the Company’s Board that are applicable to all directors and that there are other skills and experience that should be represented on the Board as a whole but not necessarily by each director. The Board and the Governance and Nominating Committee consider the qualifications of directors and director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs.

Qualifications for All Directors

In its assessment of each potential candidate, including those recommended by shareholders, the Governance and Nominating Committee considers the nominee’s judgment, integrity, experience, independence, understanding of the Company’s business or other related industries and such other factors the Governance and Nominating Committee determines are pertinent in light of the current needs of the Board. The Governance and Nominating Committee also takes into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and the Governance and Nominating Committee require that each director be a recognized person of high integrity with a proven record of success in his or her field. Each director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple cultures and a commitment to sustainability and to dealing responsibly with social issues. In addition to the qualifications required of all directors, the Board assesses intangible qualities including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.

The Board does not have a specific diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for Board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process.

Qualifications, Attributes, Skills and Experience to be Represented on the Board as a Whole

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company’s current needs and business priorities. The Company’s businesses are primarily conducted in China, and significant areas of future growth are located in China. Therefore, the Board believes that international experience, specific knowledge of key geographic growth areas and diversity of professional experiences should be represented on the Board. The Company’s business is multifaceted and involves complex financial transactions. Therefore, the Board believes that the Board should include some directors with a high level of financial literacy and some directors who possess relevant business experience. Our business involves a highly specialized industry, and, the Board therefore believes that extensive knowledge of the Company’s business and the food processing industry should be represented on the Board.

Biographical Information and Summary of Qualifications of 2012 Nominees for Director

Changjun Yu. Mr. Yu is the founder of our operating subsidiary Longheda and has served as the chairman of the Company’s board of directors since the completion of the reverse acquisition of Fezdale on August 14, 2008. On July 3, 2010, Mr. Yu was named as the Company’s chief executive officer and president. Mr. Yu has been the chairman of our subsidiary Longheda since its formation in 2004. From 2001 to 2003, Mr. Yu was the vice president of sales of Haerbin Shengjinlai Economic and Technology Development Co. Ltd. From 1997 to 2000, He served as the vice president of production and then vice president of sales of Shandong Qingzhou Dajinxing Aviation Beverage Co. Ltd. Mr. Yu has over 14 years of experience in the food industry. Mr. Yu was selected to serve as a director on the board in connection with his leadership, business management skills as well as vision and strategic experience, which he has acquired from his management roles in prior years. Mr. Yu has not held any other public company directorship during the past five years.

Jingfu Li. Mr. Li has over 40 years of teaching experience in the subject of horticulture. For the last 18 years, Mr. Li has been working as a professor and doctoral advisor at the Northeast Agricultural University in China. He has also served key roles in horticulture related organizations, such as chairman of the Horticultural Society of Heilongjiang Province, editor of Journal of Chinese Vegetables, member of Crop Varieties Validation Committee in Heilongjiang Province, executive director of the Horticultural Society of China, and chairman of Tomato Branch of the Society of Horticulture in China. Mr. Li graduated from Northeast Agricultural University (formerly known as Northeast Agricultural College) with a Bachelor’s in Science degree in Horticulture. His outstanding contributions have been well recognized by the government and he has been awarded with governmental allowance by the State Council and first prize in Scientific Technology Advancement for “export-oriented vegetables, new varieties of hybrid technology and breeding” in Heilongjiang Province. Mr. Li was appointed as the Company’s director on June 11, 2009. Mr. Li was selected to serve as a director on the Company’s board in connection with his knowledge and extensive experience of over 40 years in the horticulture industry. Mr. Li has not held any other public company directorship during the past five years.

Chun Wai (Tony) Chan. Mr. Chan has extensive experience in general assurance and business advisory services in both Hong Kong and China. Moreover, Mr. Chan has over extensive experience in public listings in Hong Kong and Singapore, mergers and acquisition as well as corporate finance. Mr. Chan is a Certified Public Accountant in Hong Kong, Australia and an International Associate of American Institute of CPAs. Since 2004, Mr. Chan has been working as a director of a CPA practice. He holds a Master’s degree in business administration. Mr. Chan is the independent non-executive director of four public companies listed on the Hong Kong Stock Exchange: Hans Energy Company Limited, Honbridge Holdings Limited, Oriental City Group Holdings Limited and Wai Chun Mining Industry Group Company Limited. Mr. Chan was appointed as the Company’s director on June 11, 2009 and he is the chairman of the Company’s Audit and Governance and Nominating Committee. Mr. Chan was selected to serve as a director on the Company’s board in connection with his substantial experience in providing general assurance and business advisory services, and his experience as a director of several public companies, which provide him with a unique perspective and expertise with respect to accounting and financial reporting. Other than noted above, Mr. Chan has not held any other public company directorship during the past five years.

Jizeng Zhang. Mr. Zhang joined the Company’s subsidiary Longheda in 2004 as the administration supervisor and was subsequently promoted to be the administrative officer in 2005. He is responsible for the Company’s daily administrative duties. Mr. Zhang has over 24 years of experience as a police officer in Inner Mongolia where his most recent position was the Head of Police Department at Da Yang Shu County, Inner Mongolia. From the experience of being the Head of Police Department, Mr. Zhang has extensive leadership experience and is able to provide effective administrative controls to the Company. Mr. Zhang has not held any other public company directorship during the past five years.

General Information

For information as to the shares of the Common Stock held by each nominee, see “Security Ownership of Certain Beneficial Owners and Management” below. All directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the Board of Directors or executive officer is related to any other nominee, member of the Board of Directors or executive officer.

CORPORATE GOVERNANCE

Our current corporate governance practices and policies are designed to promote stockholder value. We are committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining stockholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with the high standards of other companies. We also closely monitor guidance issued or proposed by the SEC and the provisions of the Sarbanes-Oxley Act, as well as the emerging best practices of other companies. The current corporate governance guidelines are available on the Company’s website www.chinanutrifruit.com. Printed copies of our corporate governance guidelines may be obtained, without charge, by contacting the Corporate Secretary, China Nutrifruit Group Limited, No. 12 XinFa Street, Industrial Zone 3, Daqing Hi-Tech Industrial Development Zone, Daqing, Heilongjiang 163316, People’s Republic of China.

The Board and Committees of the Board

The Company is governed by the Board which currently consists of four members: Changjun Yu, Chun Wai Chan, Jingfu Li and Jizeng Zhang. The Board has established three Committees: the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee. Each of the Audit Committee, Compensation Committee and the Governance and Nominating Committee are comprised entirely of independent directors. From time to time, the Board may establish other committees. The Board has adopted a written charter for each of the Committees which are available on the Company’s website www.chinanutrifruit.com. Printed copies of these charters may be obtained, without charge, by contacting the Corporate Secretary, China Nutrifruit Group Limited, No. 12 XinFa Street, Industrial Zone 3, Daqing Hi-Tech Industrial Development Zone, Daqing, Heilongjiang 163316, People’s Republic of China.

Governance Structure

On July 3, 2010, our previous Chief Executive Officer Mr. Jinglin Shi resigned from all of his positions with the Company due to health reasons and our Chairman Mr. Changjun Yu was appointed as the new Chief Executive Officer. The Board of Directors believes that, at this time, having a combined Chief Executive Officer and Chairman is the appropriate leadership structure for the Company. In making this determination, the Board of Directors considered, among other matters, Mr. Yu’s experience of having been the Chairman of our subsidiary Longheda since its formation in 2004 and his extensive experience and knowledge in the food industry, and felt that his experience, knowledge, and personality allowed him to serve ably as both Chairman and Chief Executive Officer. Among the benefits of a combined Chief Executive Officer/Chairman considered by the Board of Directors is that such structure promotes clearer leadership and direction for our Company and allows for a single, focused chain of command to execute our strategic initiatives and business plans.

We encourage our shareholders to learn more about our Company’s governance practices at our website, www.chinanutrifruit.com.

The Board’s Role in Risk Oversight

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board of Directors’ oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.

While the Board oversees risk management, Company management is charged with managing risk. The Company has internal processes and controls which are designed to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program. Management communicates routinely with the Board, Board Committees and individual directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

The Board implements its risk oversight function both as a whole and through Committees. Much of the work is delegated to various Committees, which meet and report back to the full Board. All Committees play significant roles in carrying out the risk oversight function. In particular:

  The Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, accounting and legal matters. The Audit Committee oversees the internal audit function and the Company’s ethics programs, including the codes of ethics. The Audit Committee members meet separately with representatives of the independent auditing firm.

  The Compensation Committee evaluates the risks and rewards associated with the Company’s compensation philosophy and programs. The Compensation Committee reviews and approves compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. Management discusses with the Compensation Committee the procedures that have been put in place to identify and mitigate potential risks in compensation.

Independent Directors

In considering and making decisions as to the independence of each of the directors of the Company, the Board considered transactions and relationships between the Company (and its subsidiaries) and each director (and each member of such director’s immediate family and any entity with which the director or family member has an affiliation such that the director or family member may have a material indirect interest in a transaction or relationship with such entity). The Board has determined that the following members of the Board are independent as defined in applicable SEC and NYSE Amex rules and regulations, and that each constitutes an “Independent Director” as defined in Section 803 of the NYSE Amex Company Guide, and that such members constitute a majority of the entire Board: Chun Wai Chan and Jingfu Li.

Audit Committee

Our Audit Committee consists of our two independent directors, Chun Wai Chan and Jingfu Li. The Audit Committee oversees our accounting and financial reporting processes and the audits of the financial statements of our company. Our board of directors has determined that Mr. Chan qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC and that he is financially literate and independent in accordance with the requirements of the SEC and the NYSE Amex.

The Audit Committee is responsible for, among other things:

  selecting our independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by our independent auditors;

  reviewing with our independent auditors any audit problems or difficulties and management’s response;

  reviewing and approving all proposed related-party transactions, as defined in Item 404 of Regulation S-K under the Securities Act of 1933, as amended;

  discussing the annual audited financial statements with management and our independent auditors;

  reviewing major issues as to the adequacy of our internal controls and any special audit steps adopted in light of significant internal control deficiencies;

  meeting separately and periodically with management and our internal and independent auditors; and

  such other matters that are specifically delegated to our Audit Committee by our Board from time to time.

Compensation Committee

Our Compensation Committee consists of Chun Wai Chan and Jingfu Li, each of whom is “independent” as that term is defined under the NYSE Amex Company Guide. Our Compensation Committee assists the board in reviewing and approving the compensation structure of our directors and executive officers, including all forms of compensation to be provided to our directors and executive officers. Our chief executive officer may not be present at any committee meeting during which his compensation is deliberated. The Compensation Committee is responsible for, among other things:

  approving and overseeing the compensation package for our executive officers;

  reviewing and making recommendations to the board with respect to the compensation of our directors;

  reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, evaluating the performance of our chief executive officer in light of those goals and objectives, and setting the compensation level of our chief executive officer based on this evaluation; and

  reviewing periodically and making recommendations to the board regarding any long-term incentive compensation or equity plans, programs or similar arrangements, annual bonuses, employee pension and welfare benefit plans.

The Compensation Committee has sole authority to retain and terminate outside counsel, compensation consultants retained to assist the Compensation Committee in determining the compensation of the Chief Executive Officer or senior executive officers, or other experts or consultants, as it deems appropriate, including sole authority to approve the firms’ fees and other retention terms. The Compensation Committee may also form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Compensation Committee. The Compensation Committee may from time to time seek recommendations from the executive officers of the Company regarding matters under the purview of the Compensation Committee, though the authority to act on such recommendations rests solely with the Compensation Committee.

Governance and Nominating Committee

Our Governance and Nominating Committee consists of Chun Wai Chan and Jingfu Li, each of whom is “independent” as that term is defined under the NYSE Amex Company Guide. The Governance and Nominating Committee assists the board of directors in identifying individuals qualified to become our directors and in determining the composition of the board and its committees. The Governance and Nominating Committee is responsible for, among other things:

  identifying and recommending to the board nominees for election or re-election to the board, or for appointment to fill any vacancy;

  reviewing annually with the board the current composition of the board in light of the characteristics of independence, age, skills, experience and availability of service to us;

  identifying and recommending to the board the directors to serve as members of the board’s committees; and

  monitoring compliance with our code of business conduct and ethics.

Board, Committee and Annual Meeting Attendance

During the fiscal year ended March 31, 2011, the Board held six meetings and acted by written consent two times.

Each director attended at least 75% of all Board and applicable Committee meetings. In addition, our non-management directors, all of which are independent directors, meet in executive session, presided over by Mr. Chan, following some of the Board meetings. We encourage our directors to attend our annual meeting of shareholders, but we do not have a formal policy requiring them to do so.

Our directors are expected to attend Board meetings as frequently as necessary to properly discharge their responsibilities and to spend the time needed to prepare for each such meeting.

Code of Ethics

The Board has adopted a Code of Ethics that applies to the Company’s directors, officers and employees. A copy of this policy is available via our website at www.chinanutrifruit.com. Printed copies of our Code of Ethics may be obtained, without charge, by contacting the Corporate Secretary, China Nutrifruit Group Limited, No. 12 XinFa Street, Industrial Zone 3, Daqing Hi-Tech Industrial Development Zone, Daqing, Heilongjiang 163316, People’s Republic of China. During the fiscal year ended March 31, 2011, there were no waivers of our Code of Ethics.

Communication with Directors or Non-Management Directors

Our Board will give appropriate attention to written communications that are submitted by shareholders, and will respond if and as appropriate. The Company has a process for shareholders and other interested parties who wish to communicate with the Board of Directors or non-management directors. Shareholders and other interested parties who wish to communicate with the Board or an individual director, including our non-management directors as a group, may write to the Corporate Secretary, China Nutrifruit Group Limited, No. 12 XinFa Street, Industrial Zone 3, Daqing Hi-Tech Industrial Development Zone, Daqing, Heilongjiang 163316, People’s Republic of China. These communications will be reviewed by one or more employees of the Company designated by the Board, who will determine whether they should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications.

EXECUTIVE COMPENSATION

Summary Compensation Table – 2011 and 2010

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officer received total annual salary and bonus compensation in excess of $100,000.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Changjun Yu CEO and President	2011	116,449	-	-	-	-	116,449
	2010	87,741	-	-	-	-	87,741
Jinglin Shi, CEO and President*	2011	22,394	-	-	-	-	22,394
	2010	83,586	-	-	-	-	83,586

* Mr. Shi resigned from all positions he held with the Company on July 3, 2010 due to personal reasons and our chairman Changjun Yu replaced Mr. Shi as the new chief executive officer and president of the Company.

Employment Agreements

On July 3, 2010, our subsidiary Fezdale entered into an employment agreement with Changjun Yu, our chairman and newly appointed Chief Executive Officer and President. Under the employment agreements, as amended, Mr. Yu will receive an annual salary of RMB 960,000. Mr. Yu is subject to customary confidentiality and non-competition covenants as provided in the employment agreement.

On July 30, 2008, our subsidiary Fezdale entered into an employment agreement with Jinglin Shi, our former Chief Executive Officer and President. Under the employment agreement, Fezdale agreed to pay Mr. Shi an annual salary of RMB 600,000 and Mr. Shi agreed to be subject to customary confidentiality and non-competition covenants. On July 3, 2010, Mr. Shi resigned from all positions he held with the Company due to personal reasons and our chairman Changjun Yu replaced Mr. Shi as the new chief executive officer and president of the Company. Mr. Shi did not receive any severance payment in connection with his resignation.

We have not provided retirement benefits (other than a state pension scheme in which all of our employees in China participate) or severance or change of control benefits to our named executive officer.

Compensation of Directors

The table below sets forth the compensation of our directors for the fiscal year ended March 31, 2011:

Name	Paid in	Awards ($)	Awards ($)	($)	($)	Total ($)
	Cash ($)
Chun Wai (Tony) Chan	20,000	-	-	-	-	20,000
William Haus	24,000	-	-	-	-	24,000
Jingfu Li	8,958	-	-	-	-	8,958

Chun Wai (Tony) Chan, William Haus and Jingfu Li were appointed as our directors effective as of June 11, 2009. We entered into separate indemnification agreements with each of them. Under the terms of the indemnification agreements, we agreed to indemnify the independent directors against expenses, judgments, fines, penalties or other amounts actually and reasonably incurred by the independent director in connection with any proceeding if the independent director acted in good faith and in our best interests. It is our practice to reimburse our directors for reasonable travel expenses related to attendance at board of directors and committee meetings.

On June 11, 2009, we entered into independent director agreement with each of Chun Wai (Tony) Chan, William Haus and Jingfu Li. Under the terms of the agreements, the Company agreed to pay Mr. Chan an annual fee of $20,000, Mr. Haus an annual fee of $24,000 and Mr. Li an annual fee of RMB 60,000, as compensation for the services provided by them as directors of the Company. The payment will be made on a quarterly basis.

On December 29, 2011, William P. Haus resigned as the director and a member and chairman of the Compensation Committee of the Board.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of February 22, 2012 (i) by each person who is known by us to beneficially own more than 5% of our common stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group. Unless otherwise specified, the address of each of the persons set forth below is in care of China Nutrifruit Group Limited, No. 12 XinFa Street, Industrial Zone 3, Daqing Hi-Tech Industrial Development Zone, Daqing, Heilongjiang, China 163316.

Name and Address of Beneficial Owner	Office, If Any	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Officers and Directors
Changjun Yu	Chairman, CEO, and President	Common stock, $0.001 par value	0	*
Jizeng Zhang	Director	Common stock, $0.001 par value	0	*
Jingfu Li	Director	Common stock, $0.001 par value	0	*
Tony Chan	Director	Common stock, $0.001 par value	0	*
Colman Cheng	Chief Financial Officer, Treasure and Secretary	Common stock, $0.001 par value	0	*
Aijun Wang	Vice President of Sales	Common stock, $0.001 par value	0	*
All officers and directors as a group (6 persons named above)		Common stock, $0.001 par value	0	*
5% Security Holders
Yiu Fai Kung (3)		Common stock, $0.001 par value	21,116,815	57.2%
Honouryear Limited (4)		Common stock, $0.001 par value	15,517,217	42.0%
Bestsucceed Limited (5)		Common stock, $0.001 par value	7,892,063	21.4%

* Less than 1%

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the ordinary shares.

(2)

A total of 36,915,762 shares of Common Stock as of February 22, 2012 are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1). For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

(3)	Includes 15,517,217 shares owned by Honouryear Limited of which Yiu Fai Kung is the director and sole owner and has voting and investment control over the securities held by it.

(4)	Yiu Fai Kung is the director and sole owner of Honouryear Limited and has voting and investment control over the securities held by it.

(5)	Kwan Mo Ng is the director and sole owner of Bestsucceed Limited and has voting and investment control over the securities held by it.

Changes in Control

There are no arrangements known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of the Company.

TRANSACTIONS WITH RELATED PERSONS,
PROMOTERS AND CERTAIN CONTROL PERSONS

Except as set forth below, since the beginning of the 2010 fiscal year, there has not been any transaction, nor is there any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”).

On January 6 and 26, 2011, our chairman, CEO and president Changjun Yu loaned RMB 4,000,000 and RMB 2,200,000 (approximately $946,550 in total) to our subsidiary Daqing Senyang for working capital purpose, respectively. The loan is unsecured, interest free and payable on demand.

Promoters and Certain Control Persons

We did not have any promoters at any time during the past five fiscal years.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected HLB Hodgson Impey Cheng (“HLB”) to serve as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2012. HLB was the Company’s independent registered public accounting firm for the fiscal years ending March 31, 2011, 2010, 2009 and 2008.

We are asking our stockholders to ratify the selection of HLB as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of HLB to our stockholders for ratification as a matter of good corporate practice. In the event our stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by HLB that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. Representatives of HLB will be available via teleconference during the Meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the Meeting.

Independent Registered Public Accounting Firm’s Fees

The following is a summary of the fees billed to the Company by its principal accountants for professional services rendered for the fiscal years ended March 31, 2011 and 2010:

	Fiscal Year Ended March 31,
	2011	2010
Audit Fees	$416,148	$241,268
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
TOTAL	$416,148	$241,268

“Audit Fees” consisted of the aggregate fees billed for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-Q and for any other services that were normally provided in connection with our statutory and regulatory filings or engagements.

“Audit Related Fees” consisted of the aggregate fees billed for professional services rendered for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and were not otherwise included in Audit Fees.

“Tax Fees” consisted of the aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning. Included in such Tax Fees were fees for preparation of our tax returns and consultancy and advice on other tax planning matters.

“All Other Fees” consisted of the aggregate fees billed for products and services provided and not otherwise included in Audit Fees, Audit Related Fees or Tax Fees.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Board of Directors to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, our Board of Directors pre-approved the audit service performed by HLB for our financial statements as of and for the year ended March 31, 2012.

The Board of Directors recommends a vote FOR ratification of the selection of HLB Hodgson Impey Cheng as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2012.

STOCKHOLDER PROPOSALS FOR THE 2012 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Corporate Secretary of China Nutrifruit Group Limited at No. 12 XinFa Street, Industrial Zone 3, Daqing Hi-Tech Industrial Development Zone, Daqing, Heilongjiang 163316, People’s Republic of China, no later than the close of business on March 31, 2012. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to China Nutrifruit Group Limited, c/o Corporate Secretary, No. 12 XinFa Street, Industrial Zone 3, Daqing Hi-Tech Industrial Development Zone, Daqing, Heilongjiang 163316, People’s Republic of China. A copy of our Annual Report on Form 10-K is also made available on our website after it is filed with the SEC.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is comprised of three non-employee Directors, each of whom has been determined by the Board to be “independent” under the meaning of Rule 10A-3(b)(1) under the Exchange Act. The Board has determined, based upon an interview of Chun Wai Chan and a review of Mr. Chan’s responses to a questionnaire designed to elicit information regarding his experience in accounting and financial matters, that Mr. Chan shall be designated as an “Audit Committee financial expert” within the meaning of Item 401(e) of SEC Regulation S-K, as Mr. Chan has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in his financial sophistication. The Audit Committee assists the Board’s oversight of the integrity of the Company’s financial reports, compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written charter adopted by the Board. The Audit Committee is responsible for overseeing the corporate accounting and financing reporting practices, recommending the selection of the Company’s registered public accounting firm, reviewing the extent of non-audit services to be performed by the auditors, and reviewing the disclosures made in the Company’s periodic financial reports. The Audit Committee also reviews and recommends to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

Following the end of the fiscal year ended March 31, 2011, the Audit Committee (1) reviewed and discussed the audited financial statements for the fiscal year ended March 31, 2011 with Company management; (2) discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), as may be modified or supplemented; and (3) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant its independence.

Based on the review and discussions referred to above, the Audit Committee had recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2011 for filing with the SEC.

/s/ The Audit Committee
Chun Wai Chan

Jingfu Li

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Meeting other than the election of directors and the ratification of the appointment of the accountants of the Company. Should any other matters be properly presented, it is intended that the enclosed proxy card will be voted in accordance with the best judgment of the persons voting the proxies.

The Report of the Audit Committee set forth in this proxy statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this proxy statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act (other than our Annual Report on Form 10-K, where it shall be deemed to be “furnished”), whether made before or after the date hereof, except to the extent that we specifically incorporate this information by reference.

February 28, 2012	By Order of the Board of Directors

/s/ Colman Cheng
Colman Cheng
Corporate Secretary

CHINA NUTRIFRUIT GROUP LIMITED

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 29, 2012

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder of China Nutrifruit Group Limited, a Nevada corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated February 28, 2012, and hereby constitutes and appoints Changjun Yu and Colman Cheng, or either of them acting singly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock and Series A Convertible Preferred Stock which the undersigned is entitled to vote at the 2011 Annual Meeting of Stockholders to be held on March 29, 2012, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes:

1.	Elect as Directors the nominees listed below: [_]
Changjun Yu
Jizeng Zhang
Chun Wai Chan
Jingfu Li

Withhold authority for the following:

[_] Changjun Yu
[_] Jizeng Zhang
[_] Chun Wai Chan
[_] Jingfu Li

2.	Approve the ratification of HLB Hodgson Impey Cheng as the Company’s accountant for fiscal year 2012.

FOR [_]	AGAINST [_]	ABSTAIN [_]

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND FOR THE RATIFICATION OF THE SELECTION OF HLB HODGSON IMPEY CHENG, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED FEBRUARY 28, 2012 IS UNABLE TO SERVE OR WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement dated February 28, 2012, and the 2011 Annual Report to Stockholders and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name ________________________
Name (if joint)
_____________________________
Date _________________________

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.